Note Transfers of financial assets and servicing rights (Changes in MSRs measured using the fair value method) (Detail) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2015	Dec. 31, 2014
Transfers and Servicing of Financial Assets
Fair value at beginning of period		$ 148,694	$ 161,099
Additions	[1]	76,060	12,368
Changes due to payments of loans	[2]	(17,539)	(15,887)
Reduction due to loan repurchases		(1,897)	(2,759)
Changes in fair value due to changes in valuation model inputs or assumptions		6,087	(6,127)
Fair value at end of period		$ 211,405	$ 148,694

[1]	Includes $54.9 million from the acquisition of mortgage servicing rights from the FDIC as a receiver for Doral Bank during the second quarter of 2015.
[2]	Represents the change due to collection / realization of expected cash flow over time.